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                                                                    Exhibit 10.8


                   AMENDED AND RESTATED LINE OF CREDIT NOTE
                   ----------------------------------------


$600,000                                 Newark, Delaware

                                         November 24, 1997


     FOR VALUE RECEIVED, ASTROPOWER, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of MELLON BANK (DE), N.A. (the "Bank") on or before the Termination Date, the principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000) or, if less, the aggregate outstanding principal under the Line of Credit Loans extended pursuant to that certain Amended and Restated Loan Agreement dated November 24, 1997 by and between the Borrower and the Bank (as amended from time to time through the date hereof, the "Loan Agreement"). Terms capitalized but not defined herein shall have the meanings given to them in Loan Agreement. Reference is made to the Loan Agreement and the other Loan Documents for a statement of the terms and conditions under which the loans evidenced hereby have been made, are secured, and may be prepaid or accelerated.

                                  BACKGROUND
                                  ----------

     This Amended and Restated Revolving Credit Note (the "Note") arises out of the transactions described in the Loan Agreement. Prior to execution of this Note, the Borrower executed, inter alia, that certain Note and Security Agreement dated December 15, 1996 (as amended prior to the date hereof, the "Existing Note").

     The circumstances giving rise to this Note are set forth in the Background section of the Loan Agreement which, together with the rest of the Loan Documents, is incorporated herein by reference as if set forth in full.

     THIS NOTE IS ISSUED IN ORDER TO AMEND, RESTATE AND EVIDENCE AND TO BE A SUBSTITUTE FOR, BUT NOT TO BE A PAYMENT, SATISFACTION, CANCELLATION OR A NOVATION OF, THE PAYMENT PROVISIONS (BUT NOT THE SECURITY/COLLATERAL PROVISIONS) OF THE EXISTING NOTE. THE SUBSTITUTION OF THIS NOTE FOR THE EXISTING NOTE DOES NOT EXTINGUISH THE INDEBTEDNESS EVIDENCED BY THE EXISTING NOTE OR ANY PORTION THEREOF AND THE LIABILITIES OF THE BORROWER THEREUNDER AND HEREUNDER ARE CONTINUOUS. THIS NOTE DOES NOT EVIDENCE ANY NEW ADVANCES OF CREDIT OR REFLECT ANY AGREEMENT BY THE BANK FOR THE EXTENSION OF ANY ADDITIONAL CREDIT TO THE BORROWER EXCEPT AS SPECIFICALLY SET FORTH IN THE LOAN AGREEMENT. THIS NOTE IS NOT INTENDED TO MODIFY OR ALTER IN ANY WAY THE SECURITY AND COLLATERAL PROVISIONS OF THE EXISTING NOTE NOR IS IT INTENDED IN ANY WAY TO ALTER THE PRIORITY OF ANY SECURITY INTEREST HELD BY THE BANK.

                               ADDITIONAL TERMS
                               ----------------
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     Until maturity (whether by acceleration or otherwise) interest shall accrue on the outstanding principal balance of the Note in accordance with the rates set forth in Article II of the Credit Agreement. Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed. Subsequent to maturity or the occurrence of any Event of Default, interest shall accrue at an annual rate which shall be two percent (2%) above the rate of interest otherwise payable under the Loan Agreement. Accrued interest shall be payable monthly on the first day of each month commencing with the month immediately following date hereof and if not paid when due, shall be added to principal.

     All amounts payable by the Borrower to the Bank hereunder shall be paid directly to the Bank at its offices 1735 Market Street, Philadelphia, Pennsylvania (or at such other address of which the Bank shall give notice to the Borrower in accordance with the Loan Agreement) in immediately available funds. The Bank may, and the Borrower specifically authorizes the Bank to debit the Borrower's accounts at the Bank, such amounts as are required to pay interest, principal and/or all other amounts due hereunder as and when such amounts become due hereunder.

     THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE BANK, BY ITS ATTORNEY, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT OR AT ANY TIME THEREAFTER, TO APPEAR FOR THE BORROWER AND, WITHOUT DECLARATION OR STAY OF EXECUTION, CONFESS AND ENTER JUDGMENT AGAINST THE BORROWER IN FAVOR OF THE BANK IN ANY JURISDICTION IN WHICH THE BORROWER IS LOCATED. SUCH JUDGMENT SHALL BE FOR ALL OBLIGATIONS TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION FEES (INCLUDING ATTORNEYS' FEES) WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH. THE BORROWER HEREBY KNOWINGLY, WILLINGLY, AND INTENTIONALLY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY, OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREINAFTER ENACTED. IF A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT OF THE BANK OR A PERSON ON BEHALF OF THE BANK SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL NOTE AS A WARRANT OF ATTORNEY. THIS AUTHORITY AND POWER TO APPEAR FOR AND CONFESS AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY THE SINGLE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED. THE BORROWER HEREBY WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS NOTE WITH ITS LEGAL COUNSEL, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS CONTAINED IN THIS CONFESSION OF JUDGMENT SECTION. THE BORROWER FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THIS CONFESSION OF JUDGMENT HAVE BEEN EXPLAINED TO IT BY ITS LEGAL COUNSEL.

     The Borrower hereby waives the requirements of demand, presentment, protest, notice of protest and dishonor and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note.

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     The construction, interpretation and enforcement of this Note shall be governed by the internal laws of the State of Delaware without reference to conflicts of laws principles.

                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

                              AstroPower, Inc.


                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

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